Southern New England
                                           Telecommunications Corporation
                                           227 Church Street
                                           New Haven, Connecticut  06510
                                           Phone (203) 771-2110

SNET                                       Madelyn M. DeMatteo
                                           Vice President, General Counsel and
                                           Secretary



                           June 12, 1996



Southern New England Telecommunications Corporation
227 Church Street
New Haven, Connecticut  06510

      Re:  Registration Statement on Form S-8 relating to
           Southern New England Telecommunications Corporation
           1996 Non-Employee Director Stock Plan

Gentlemen:

    With reference to the Registration Statement on Form S-8 ("Registration Statement") to be filed by Southern New
England   Telecommunications  Corporation,   a   Connecticut
corporation   ("Corporation"),  with  the   Securities   and
Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, 200,000 shares of the
Corporation's   Common  Stock,  $1.00  par  value   ("Common
Stock"), to be issued under the Corporation's 1996 Non-Employee Director Stock Plan ("Plan"), I am of the opinion that:

     1. The Plan has been duly adopted and approved by all necessary corporate action.

     2. The 200,000 shares of Common Stock issuable under the Plan have been duly authorized and reserved for issuance.

     3. When such shares are issued under the Plan while the Registration Statement is effective, such shares will be validly issued, fully paid and nonassessable.

    I consent to the use of this opinion in the Registration
Statement and in any amendments thereof.

                                   Very truly yours,

                                  /s/ Madelyn M. DeMatteo
                                      Madelyn M. DeMatteo
                                      Vice President, General Counsel and
                                       Secretary